SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
                             of the
                 Securities Exchange Act of 1934
                      (Amendment No.     )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14(a)-11(c) or
    Section 240.14a-12


            TENNEY ENGINEERING, INC.
       (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
    6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:



          2) Aggregate number of securities to which transaction applies:



          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



          4)  Proposed maximum aggregate value of transaction:



          5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:



          2)  Form, Schedule or Registration Statement No.:



          3)  Filing Party:



          4)  Date Filed:



                    TENNEY ENGINEERING, INC.
                              PROXY

Proxy Solicited by Board of Directors for Annual Meeting of
                          Shareholders

     The undersigned hereby appoints SAUL S. SCHIFFMAN and ROBERT
S. SCHIFFMAN and each of them, proxies and attorneys, with full power of substitution at the Annual Meeting of Shareholders of TENNEY ENGINEERING, INC. (the "Company") to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, at 9:15 a.m. on Friday May 24, 1996, and any adjournment, with authority to vote all the Common Stock of said Company which the undersigned is entitled to vote as follows:

1. ELECTION OF 1 DIRECTOR  FOR the nominee      WITHOUT AUTHORITY
   to serve until the      listed below (except to vote for the
   third annual meeting    as marked to the     nominee listed
   after his election:     contrary below)      below

   David C. Schiffman

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)


PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

        (Continued and to be signed on reverse side)
2. FOR        AGAINST        ABSTAIN      The  approval of an
amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of capital stock and reduce the par value of authorized and issued shares.

3. In their discretion, on such other business as may properly come before the meeting or any adjournment.

     Every properly signed proxy will be voted by the proxies in accordance with the specifications made thereon. If no specification is made, it is the intention of the proxies to vote this proxy FOR the election of Directors and FOR Proposal 2.

     Receipt is acknowledged of the Notice of Annual Meeting and
Proxy Statement of the Company dated April   , 1996.

Dated:                     , 1996


                                     Signature(s) of Shareholder(s)
Note: Executors, administrators, trustees, and others signing in a representative capacity should indicate the capacity in which they sign. If shares are held jointly, EACH holder should sign.

              PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                    TENNEY ENGINEERING, INC.


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          May 24, 1996


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Tenney Engineering, Inc., a New Jersey corporation (the "Company") will be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083 on Friday, May 24, 1996, at 9:15 a.m., local time, to consider and act upon the following matters:

          1. To elect one (1) Director of the Company to serve until the third succeeding annual meeting after his election and until his respective successors are duly elected and qualified.

          2. To consider approval of an amendment to the Restated Certificate of Incorportion of the Company increasing the authorized number of shares of preferred stock of the Company from 1,000,000 shares, $1 par value per share, to 5,000,000 shares, $.01 par value per share, and to increase the authorized number of shares of Common Stock from 10,000,000 shares, $.10 par value per share, to 50,000,000 shares, par value $.01 per share.

          3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     You are cordially invited to attend the meeting in person.
Whether or not you plan to attend the meeting, you are urged to complete, date and sign the enclosed proxy and mail it promptly in the return envelope provided for this purpose.

                              By order of the Board of Directors

                                      SAUL S. SCHIFFMAN
March          1996                       Secretary
1090 Springfield Road
Union, New Jersey 07083

ALL SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY TO TENNEY ENGINEERING, INC., 1090 SPRINGFIELD ROAD, UNION, NEW JERSEY 07083. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.
                    TENNEY ENGINEERING, INC.

                      1090 Springfield Road
                     Union, New Jersey 07083
                     Tel. No. (908) 686-7870



                         PROXY STATEMENT

                 Annual Meeting of Shareholders

                          May 24, 1996




     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tenney Engineering, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the offices of the Company, 1090 Springfield Road, Union, New Jersey 07083, on Friday, May 24, 1996, at 9:15 a.m., local time. The approximate date on which the form of proxy and this proxy statement are first
being mailed to shareholders is April    , 1996.

     You are requested to complete, sign and date the accompanying proxy and return it promptly to the Company in the enclosed envelope. The enclosed proxy may be revoked at any time before it is exercised, by written notice to the Company bearing a later date than the proxy, provided said notice is received by the Company prior to the start of the meeting.

     Furthermore, any shareholder attending the meeting may vote in person whether or not they had previously submitted a proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted FOR the nominee for Director set forth below, FOR the approval of an amendment to the Certificate of Incorporation of the Company increasing the authorized number of shares of the Company, and with regard to all other matters as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders. Election of the directors will require a plurality of the votes cast at the meeting by the holders of shares entitled to vote thereon.

     The Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding on March 29, 1996 will constitute a quorum. The Company has outstanding on March 29, 1996, and entitled to vote with respect to all matters to be acted upon at the meeting, 3,685,592 shares of common stock, $.10 par value ("Common Stock"), each of which was entitled to one vote on all matters to come before the meeting.

     The cost of preparing, assembling and mailing this proxy statement, the notice of meeting and the enclosed proxy is to be borne by the Company.

     In addition to the solicitation of proxies by use of the mails, the Company may utilize the service of some of the officers and regular employees of the Company (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.

                     PRINCIPAL SHAREHOLDERS

     As of February 29, 1996, the following have advised the Company that they are beneficial owners of more than five (5) percent of the outstanding shares of the Company's Common Stock:

Name and Address of       Amount Beneficially Owned    Percentage
Beneficial Owner           as of February 29, 1996      of Class

Robert S. Schiffman                426,309               11.4%
1090 Springfield Road
Union, New Jersey 07083



(1) Includes 65,000 shares which Mr. Schiffman may purchase under the 1995 Incentive Stock Option Plan.



                         PROPOSAL 1

                    ELECTION OF DIRECTORS



     The Company's Certificate of Incorporation classifies the Board of Directors into three classes, each of which is elected for a three-year term. One director is to be elected at the annual meeting, to serve until the 1999 Annual Meeting of the Shareholders and until his successor is elected and qualified. The Board has nominated David C. Schiffman, a director whose term is expiring, for re-election to the Company's Board of Directors at the 1996 Annual Meeting, for a term of three years, to expire at the annual meeting in 1999 and until his successor is elected and qualified. The term of the other three directors will continue as indicated below. Mr. Schiffman was elected to his present term as Director by shareholders in May 1993.

     If such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Directors to replace such nominee.

     A description of the nominee and incumbent directors is provided below:


                          Position with the Company     Year First
                          or Principal Occupation       Elected
Nominee and Age           During the Past Five Years    Director


David C. Schiffman        Associate Professor of           1981
56 (2) (3)                Psychology,
                          State University of
                          New York at New Paltz


Directors not Standing for Election Whose Terms Expire in 1997:


Robert S. Schiffman       Chairman of the Board,           1975
52 (1) (2)                President and Chief Executive
                          Officer of the Company

David A. Schuh            Self-Employed Real Estate and    1993
56 (3)                    Insurance Broker


Director Not Standing for Election Whose Term Expires in 1998:

Saul S. Schiffman         Vice Chairman of the Board      1945
82 (1)(2)(3)              and since July 8, 1994
                          Secretary



(1) Member of Executive Committee.
(2) Saul S. Schiffman is the father of Robert S. Schiffman and
    David C. Schiffman.
(3) Member of Stock Option Committee.


     The Company has no standing audit, nominating or compensation committee or committees performing similar functions.

     The Board of Directors held 4 meetings and the Executive
Committee held 6 meetings in 1995. No Director attended fewer than 75% of the Board, and Committee, meetings, of which he was a member, held during 1995.

Security Ownership of Management

     The following table sets forth the information as of February 28, 1995, regarding the beneficial ownership of common stock by each Director, Nominee for Director and the Chief Executive Officer of the Company and by all Directors and Executive Officers as a group.
                             Amount                Percentage
Name                      Beneficially Owned        of Class

Robert S. Schiffman (1)       426,309                   11.4%
David A. Schuh                   None                    N/A
Saul S. Schiffman             107,675                    2.9%
David C. Schiffman            179,707                    4.9%
All Directors and Officers
 as a group (2)               743,691                   19.7%



(1) Includes 65,000 shares which Mr. Schiffman may purchase under the 1995 Incentive Stock Option Plan.

(2) Includes 90,000 shares which all Officers and Directors may purchase under the 1995 Incentive Stock Option Plan.

                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer for fiscal 1995, 1994, and 1993. No other executive officer or employee of the Company received salary and bonus in 1995 in excess of $100,000.


                                                     Long Term
                                   Annual           Compensation
                                 Compensation          Awards

   Name and                           All Other       Options
Principal Position  Year     Salary  Compensation(1)  (# of shares)

Robt. S. Schiffman  1995     $215,000    8,243         65,000 (2)
Chairman of the     1994      198,740    3,371            0
Board, President    1993      200,200    3,536            0
and CEO




(1) Inclusive of Company-paid life insurance in the amount of $400,000 for Robert S. Schiffman and dollar value of personal use of Company-provided automobile.

(2) Options granted pursuant to the Company's 1995 Incentive Stock Option Plan exercisable at $.257812 per share, between December 2, 1995 and May 31, 1998.

                         PROPOSAL NO. 2

              AMENDMENT TO RESTATED CERTIFICATE OF
       INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK


     The Restated Certificate of Incorporation of the Company authorizes issuance of up to 5,000,000 shares of Common Stock, $.10 par value per share, and up to 1,000,000 shares of Preferred Stock, $1.00 par value per share.

     Currently, there are issued and outstanding 3,685,592 shares of Common Stock and there are issued but not outstanding 9,388 shares of Common Stock held in the Company's treasury. There are currently reserved for issuance upon exercise of stock options granted and which may be granted pursuant to the Company's 1995 Incentive Stock Option Plan 400,000 shares of Common Stock. At February 29, 1996 options to purchase 155,000 shares of Common Stock pursuant to such Plan were outstanding.

     Accordingly, on February 29, 1996 there were an aggregate of 5,914,408 authorized but unissued shares of Common Stock, and 9,388 shares held in the treasury, unreserved for issuance and otherwise available for issuance by the Company. None of the Preferred shares have been issued or reserved.

     The Board of Directors has approved an amendment to the Restated Certificate of Incorporation, subject to shareholder approval, which would increase the number of shares of Preferred Stock the Company is authorized to issue from 1,000,000 shares $1. par value per share to 5,000,000 shares, $.01 par value per share, and to increase the number of authorized shares of Common Stock which the Company is authorized to issue from 10,000,000 shares, par value $.10 per share, to 50,000,000 shares, par value $.01 per share. Such amendment would reduce the par value of the 3,694,980 issued shares of Common Stock from $.10 per share to $.01 per share. Stated capital of the issued shares would be reduced from $369,498 to $36,950.

     The Restated Certificate of Incorporation currently provides for the issuance of Preferred Stock in series. As proposed to be amended, the Certificate of Incorporation would also provide for the issuance of Common Stock in series, in each case at the discretion of the Board of Directors without further action by the shareholders of the Company (except as otherwise provided by law or regulatory authorities or the rules of any stock exchange on which the Company's securities may then be listed). The Board of Directors may designate any of such series of Preferred Stock and Common Stock and may establish the relative voting and other rights of each such series.

     Although the Company has no present plans for issuing any shares of Preferred Stock or additional shares of Common Stock, the Board of Directors believes that the availability of the additional shares will allow the Company to take prompt advantage of market and other conditions in connection with possible financings or acquisitions, corporate mergers and other proper corporate purposes when such action is deemed advisable or desirable by the Board of Directors.

     The Board of Directors believes that the availability of Preferred Stock and additional shares of Common Stock for such purposes without delay or the necessity for a meeting of shareholders (except as may be required by law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise. The Common Stock of the Company is traded on the NASDAQ "OTC Bulletin Board" which does not have any requirements for shareholder approval of issuance of additional shares.

     Holders of Common Stock do not have any preemptive rights to acquire additional shares issued by the Company. The issuance of Preferred Stock or additional shares of Common Stock may dilute the present equity ownership position of current shareholders. The issuance of additional shares of Common Stock may, among other things, have a diminutive effect on earnings per share and on the equity and voting power of existing shareholders of Common stock and may adversely affect the market price of the Common Stock.

     The Preferred stock or rights to acquire the same could be utilized by management as a defensive device to respond to an unsolicited takeover attempt that is considered coercive or inadequate and which in such circumstances could create an impediment to a future tender or exchange offer for the Company.

     The availability for issuance of additional shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. The additional shares also could be utilized to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the stockholders. The Company is not aware of any pending or threatened efforts to obtain control of the Company.

     The structure of the Company's Board of Directors could also have the effect of deterring takeover attempts. The Board of Directors is divided into three classes, each class serving a three-year term, with the term of each class expiring in successive years. Accordingly, shareholders who are able to elect directors at one annual meeting cannot elect a majority of the Board of Directors. Shareholders would have to maintain the voting power to elect directors for at least two successive annual meetings to elect a majority of the Board of Directors.

Proposed Resolution

     To effect the proposed amendment to the Restated Certificate of Incorporation, the following Resolution will be proposed as Proposal 2 for the shareholders' consideration at the Annual
Meeting and proxies will be voted in favor of the Resolution unless shareholders specify otherwise.

          "RESOLVED, that ARTICLE FOURTH of the Restated
     Certificate of Incorporation of the Corporation be amended by deleting ARTICLE FOURTH in its entirety and substituting in lieu thereof the following:

               (a) "The total number of shares of capital stock that the Corporation is authorized to issue is 55,000,000 shares, of which 50,000,000 shares are shares of common stock, par value $.01 each (hereinafter referred to as "Common Stock"), and 5,000,000 shares are shares of preferred stock, par value $.01 each (hereinafter referred to as "Preferred Stock"). The Common Stock and the Preferred Stock may be issued from time to time in one or more series, each with such distinctive designation as may be stated in a resolution or resolutions providing for the issue of such stock from time to time adopted by the Board of Directors or a duly authorized committee thereof. The resolution or resolutions providing for the issue of shares of a particular series shall fix, subject to applicable laws and the provisions of this ARTICLE FOURTH, for each such series the number of shares constituting such series and the designation and powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors or a duly authorized committee thereof under the Business Corporation Act of the State of New Jersey. The Board of Directors or a duly authorized committee thereof may change the designation or number of shares, or the relative rights, preferences, and limitations of the shares, of any theretofore established class or series no shares of which have been issued. Until more than one series of Common Stock is issued the holders of Common Stock shall be entitled to one vote for each share of Common Stock held.

               (b) None of the shares of stock issued by the Corporation will have any preemptive rights."

Vote Required

     The affirmative vote of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will be required for approval of the amendment to the Restated Certificate of Incorporation. In addition, the total votes cast must be over 50 percent of the outstanding shares of Common Stock. For these purposes, abstentions will have the same effect as a vote against and "broker non-votes" will not be deemed to be votes cast.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF
INCORPORATION.


                            AUDITORS

     Zeller Weiss & Kahn have audited the financial statements of the Company since 1993 and have been selected by the Board of Directors to audit the Company's financial statements for the year 1996.



          SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholders may present proposals which are proper subjects for consideration at the 1997 Annual Meeting of shareholders of the Company for inclusion in its proxy material relating to that meeting. These proposals should be submitted in writing and otherwise in the manner specified by Securities and Exchange Commission rules to Tenney Engineering, Inc., 1090 Springfield Road, Union, New Jersey 07083, Attention: Secretary. They must be received by January 31, 1997, in order to be included in the proxy materials for the 1997 Annual Meeting.



              GENERAL INFORMATION AND OTHER MATTERS

      Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters property come before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their judgment on such matters.


                              By order of the Board of Directors


                                   By SAUL S. SCHIFFMAN
                                        Secretary






March     , 1996

1090 Springfield Road
Union, New Jersey 07083